UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2020

Unico American Corporation

 (Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

26050 Mureau Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company |_|

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. |_|

1 of 3

Item 1.01. Entry into a Material Definitive Agreement.

On October 24, 2020, Unico American Corporation (the “Company”) entered into a Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate and Addendum to Counter Offer – Buyer (the “Purchase Agreement”), dated October 23, 2020, with Alliant Capital, Ltd. (“Alliant”), which provides for the sale of the Company’s headquarters located at 26050 Mureau Road, Calabasas, California 91302 (the “Property”) from the Company to Alliant.

Upon the terms and subject to the conditions set forth in the Purchase Agreement, Alliant will acquire the Property and all existing furniture, fixtures and equipment for a purchase price of approximately $12,695,000. The transaction is expected to close on January 30, 2021, subject to certain closing conditions. Notwithstanding anything to the contrary in the Purchase Agreement, Alliant has 15 days from the receipt of all disclosures and reports set in the Purchase Agreement to conduct its due diligence of any buyer contingencies, of which Alliant may approve or disapprove at its sole and absolute discretion.

The Company has agreed to enter into a one-year lease with Alliant for the second floor of the Property (the “Lease”) with an initial base rent of approximately $52,637 per month, where the Company will continue to operate its corporate headquarters. Additional terms of the Lease will be set forth in a written lease agreement to be negotiated during the escrow under the Purchase Agreement.

The above summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the terms of the agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits. The following exhibit is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate and Addendum to Counter Offer - Buyer, dated October 23, 2020, by and between Alliant Capital Ltd. and the Company.

2 of 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNICO AMERICAN CORPORATION

                                                                (Registrant)

Date: October 29, 2020    By:   /s/ Michael Budnitsky

Name:   Michael Budnitsky

Title:    Treasurer, Chief Financial Officer and Secretary

3 of 3